                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated January 15, 2002 relating to the consolidated financial statements, which appear in UCI Medical Affiliates, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/S/ SCOTT MCELVEEN, LLP


Columbia, South Carolina
October 11, 2002


                                       27